EMEA Overview Robert E. Sulentic Group President EMEA, Asia Pacific & Development Services Exhibit 99.4

Our Business in EMEA

LEGEND
Wholly Owned Offices
Affiliate Offices
Multiple Offices

CB RICHARD ELLIS

CB Richard Ellis  |  Page 3
Where Are We: Europe
Austria
Klagenfurt
Vienna
Belgium
Brussels
Bulgaria
Sofia
Croatia
Zagreb
Czech Rep
Prague
Denmark
Aarhus
Copenhagen
Kolding
Finland
Helsinki
France
Paris – 6 offices
Paris region – 4 offices
Aix-en-Provence
Bordeaux
Lille
Lyon
Marseille
Toulouse
27 regional offices
(not shown on map)
Germany
Berlin
Düsseldorf
Frankfurt am Main
Hamburg
Munich
Hungary
Budapest
Italy
Milan
Rome
Turin
The Netherlands
Amsterdam
Almere
The Hague
Hoofddorp
Poland
Kraków
Poznañ
Warsaw
Wroclaw
Serbia
Belgrade
Slovakia
Bratislava
Spain
Barcelona – 2 offices
Madrid
Málaga
Marbella
Palma de Mallorca
Valencia
Zaragoza
Sweden
Gothenburg
Stockholm
Switzerland
Geneva
Zurich
Turkey
Istanbul
UK
Aberdeen
Belfast
Birmingham
Bristol
Edinburgh
Glasgow (2 offices)
Jersey
Leeds
Liverpool
London (3 offices)
Manchester
Southampton
Ukraine
Kiev
Greece
Athens
Thessaloniki
Ireland
Dublin
Kazakhstan
Almaty
Portugal
Lisbon – 2 offices
Porto
Russia
Moscow
St Petersburg
Romania
Bucharest
Norway
Oslo

LEGEND
Wholly Owned Offices
Affiliate Offices
Multiple Offices

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 4
Where Are We: Middle East & Africa
Zimbabwe
Bulawayo
Harare
Uganda
Kampala
UAE
Dubai
Abu Dhabi
Botswana
Gaborone
South Africa
Bloemfontein
Cape Town
Durban(2)
Jo’burg(2)
Kimberley
Klerksdorp
Nelspruit
Pietermaritzburg
Polokwane
Port Elizabeth
Pretoria
Kenya
Nairobi
Morocco
Casablanca
Israel
Tel Aviv

CB Richard Ellis  |  Page 5
EMEA Sectors and Service Lines
Sectors
Airports & Aviation
Automotive
Banking & Finance
Government
Health Care
Hotels
Industrial & Logistics
Life Sciences
Media
Petroleum
Retail & Leisure
Residential & Mixed Use
Telecoms
Service Lines
Asset Management
Brokerage
Building Consultancy
Capital Markets
Debt Advisory
Development
Energy & Environmental
Facilities Management
Global Corporate Services
Professional Consultancy
Property Management
Real Estate Finance
Research & Consultancy
Tenant Representation
Valuation & Advisory

CB Richard Ellis  |  Page 6
2007 EMEA Corporate Stats
Revenue $1.3 billion
Total Transaction Value $107.8 billion
Property Sales (Number of Transactions) 2,350
Property Sales (Transaction Value) $74.6 billion
Property Leasing  (Number of Transactions) 5,175
Property Leasing (Transaction Value) $33.2 billion
Property & Corporate Facilities Under
Management 281 million sq. ft.*
Loan Servicing $2.0 billion
Investment Assets Under Management $16.9 billion
Valuation & Advisory Assignments 60,725
* Includes affiliate offices

EUROMONEY

European Property Awards 07

Irish Property Awards 07

Estates Gazette

Property Marketing Awards 2008 WINNER

Irish Independent
10 BEST COMPANIES TO WORK FOR IRELAND 2008

GREAT PLACE TO WORK INSTITUTE FRANCE
BEST workplaces 2008

Property Awards 08 WINNER

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 7
EuroMoney Awards for Excellence in Real Estate
Pan Western European Award  Advisory  in:
Consultancy, Agency/Letting, Research, Transaction Execution  & Valuation
European Property Awards
European Retail Agency Team of the Year
European Industrial Agency Team of the Year
Irish Property Awards
Investment Agency Team of the Year
EG Property Awards
Property Advisor of the Year – Ireland Office
EGi Deals Competition
Top National Agent in Retail in:
London, South East, East Midlands, North West
3rd consecutive year
Estates Gazette Property Marketing Awards
Best Marketing Campaign by a Corporate Property Adviser
Great Place to Work® Institute
One of the 50 Best Companies to Work for in Ireland – 4th consecutive year
One of the Top 10 Companies in Ireland – 2nd consecutive year
Great Place to Work® Institute
“Best Workplaces France 2008” – 10th place
Property Week Awards
Office Agency Team of the Year
Retail & Leisure Agency Team of the Year
Property Deal of the Year won by HSBC for the sale at Canary Wharf
Property Week/ OAS Office Development Awards
Green Development Award in:
Village, Butterfield, LutonEuropean Retail
CBRE EMEA Milestones 2007-08

CB Richard Ellis  |  Page 8
EMEA Geographic Spread
7%
18%
8%
7%
48%
4%
4%
4%
5%
17%
4%
6%
62%
2%
4%
2004 2007
* Other: Includes UAE, Italy, Sweden, among others
Revenue
Benelux
France
Germany Other *
Spain/Portugal
UK
CEE
Ireland

CB Richard Ellis | Page 9 28% 32% 26% 12% 2% 2004 2007 35% 32% 19% 12% 2% 33.8% Property & Facilities Management Sales Leasing Appraisal & Valuation Other EMEA Revenue by Service Line

CB Richard Ellis  |  Page 10
Source: CB Richard Ellis, Property Data, KTI
Source of Funds into European Real Estate
In 2007, $381 billion of capital was invested in Europe; 22% of this came from outside the region.
North America
$64 billion
17.0%
Asia
$5 billion
1.4%
Australia
$5 billion
1.3%
Middle East
$10 billion
2.7%
European x-border
$123 billion  32.3%
European Domestic
$173 billion  45.3%
EUROPE
Total: $381 billion

Business Performance

Compound Annual Growth Rate: 34%

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 12 EMEA Revenue Progression ($ in millions) 551 707 934 1,314 0 200 400 600 800 1,000 1,200 1,400 2004 2005 2006 2007 +28% +32% +41%

Compound Annual Growth Rate: 65%

CB RICHARD ELLIS

CB Richard Ellis | Page 13 EMEA EBITDA Progression ($ in millions) 42 104 189 261 0 50 100 150 200 250 300 2004 2005 2006 2007 +216% +79% +38%

CB Richard Ellis  |  Page 14
Recent EMEA Acquisitions/New Affiliates
Cederholm
Denmark
2008
DGI Davis George
United Kingdom
2007
Grenvillle Smith &
Duncan
United Kingdom
2008
ED Consulting
CBRE Italy Valuation
Italy
2007
CB Richard Ellis
The Ukraine
2008
FM Arquitectos
Spain
2007
Guy Neplaz
Conseil
France
2007
Eurisko
Romania
2008
Paul Gee & Co Ltd
United Kingdom
2008
Neoturis
Portugal
2007

CB Richard Ellis | Page 15 EMEA Market Share 98.0 137.6 196.6 217.0 21% 17% 17% 16% 0 50 100 150 200 250 2004 2005 2006 2007 Market Size (€ in billions) CBRE Share Capital Markets

Objectives & Key Strategies

CB Richard Ellis  |  Page 17
Market Opportunity
Long-term fundamentals remain sound
Outsourcing of commercial real estate services continues to gain acceptance
Delivering common standards
• Increased quality and frequency of valuations
• Greater intermediation: decline in “direct” transactions
Low industry concentration
Opportunity to grow market share

CB Richard Ellis  |  Page 18
Key Strategies
Attract, reward and retain the best people
• Highest industry productivity
Full-service, owned offices in all major territories
• Organic
• Acquisition
Service line innovation and development
Achieve clear market leadership by geography, by
service line and by brand reputation

CB Richard Ellis  |  Page 19
Strategic Advantage
Most complete network in EMEA—and globally
The best people
• Low attrition rates
Client Management
• Locally
• Cross-Border
Highest operating margin
Industry-leading acquisition and integration capabilities with broad opportunities for cross-selling
Brand & Marketing